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                                                                    Exhibit 10.2

Series A Convertible Preferred

Stock Purchase Agreement

___________________


By and among

Inphonic.com, Inc.

and

John M. Lapides




Dated as of January 7, 2000.

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                         SERIES A CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

               This Series A Convertible Preferred Stock Purchase Agreement (together with the schedules and exhibits hereto, the "Agreement") dated as of January 7, 2000, is entered into by and among InPhonic.com, Inc., a Delaware corporation (the "Company"), and John M. LaPides the "Series A Investor" or the "Investor").

               In consideration of the premises, mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.    Authorization and Sale of Series A Preferred

               1.1 Authorization. The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance of up to 657,161 shares of its Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Preferred"), having the rights, restrictions, privileges and preferences set forth in the Company's Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the "Restated Certificate of Incorporation").

               1.2 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2), the Company will sell and issue to the Series A Investor, and the Series A Investor will purchase, 657,161 shares of Series A Preferred for the purchase price of $0.76084855991811 per share.

               1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Series A Preferred for working capital.

         2.    The Closing.

               The closing (the "Closing") of the sale and purchase of 657,161 shares of the Series A Preferred under this Agreement shall take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C. 20036, at 1:00 p.m. on January 7, 2000, or at such other time, date and place as are mutually agreeable to the Company and counsel to the Investor. At the Closing, the Company will deliver to the Series A Investor a certificate for 657,161 shares of Series A Preferred, registered in the name of John M. LaPides, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date." If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, the Series A Investor shall,

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         at its election, be relieved of all of its obligations under this
         Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

         3. Representations of the Company. Except as set forth on the disclosure schedules attached hereto, as of the Closing Date, the Company hereby represents and warrants to the Series A Investor as follows:

            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the Ancillary Agreements (as defined below) and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has furnished to the Series A Investor true and complete copies of its Bylaws and Restated Certificate of Incorporation, each as amended to date and presently in effect.

            3.2 Primary Business of the Company. The Company is engaged primarily in the business of the sale of wireless communications products and services.

            3.3 Capitalization. The authorized capital stock of the Company (immediately prior to the Closing) will consist of 23,000,000 shares of capital stock, consisting of: (i) 20,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and (ii) 3,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), of which 657,161 shares have been designated as Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred"). Of the 20,000,000 authorized shares of Common Stock, 9,191,018 shares are issued and outstanding, 1,969,402 shares are reserved for issuance upon exercise of options, and 657,161 shares are reserved for issuance upon the conversion of the Series A Preferred. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement or as set forth on Schedule 3.3,
         (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this Agreement, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (together with all rules

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         promulgated thereunder, the "Securities Act"). All of the issued and outstanding shares of Common Stock have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. To the Company's knowledge, no stockholder of the Company has granted options or other rights to purchase any shares of Common Stock from such stockholder.

                  3.4 Subsidiaries. Except as set forth on Schedule 3.4, the Company has no subsidiaries and does not own or control, directly or indirectly, shares of capital stock of any other corporation, or any interest in any partnership, joint venture or other non-corporate business entity or enterprise.

                  3.5 Stockholder List and Agreements. Attached as Schedule 3.5 is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement and the consideration paid to the Company, if any, for such shares. Except as set forth on Schedule 3.5 and as contemplated by this Agreement, there are no agreements, written or oral, between the Company and any holder of its capital stock, or among any holders of its capital stock, relating to the acquisition (including, without limitation, rights of first refusal or preemptive rights), disposition or voting of the capital stock of the Company.

                  3.6 Issuance of Shares. The issuance, sale and delivery of the Series A Preferred in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Series A Preferred (the "Conversion Shares") have been, or will be on or prior to the Closing, duly authorized and, in the latter case, reserved for issuance, by all necessary corporate action on the part of the Company. The Series A Preferred, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the Conversion Shares, when issued upon conversion of the Series A Preferred, will be duly and validly issued, fully paid and non-assessable.

                  3.7 Authority for Agreement. The execution, delivery and performance by the Company of this Agreement and all other agreements required to be executed by the Company on or prior to the Closing pursuant to Section 5 (the "Ancillary Agreements"), and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement and the Ancillary Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. Except as set forth on Schedule 3.7, the execution and performance of the transactions contemplated by this Agreement and the Ancillary Agreements and compliance with their provisions by the Company: (i) will not violate any provision of law applicable to the Company; and
         (ii) will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its Restated Certificate of Incorporation or Bylaws (each as amended to date and presently in effect), or any indenture, lease, agreement or other instrument to which the Company is

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         a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

                  3.8 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Series A Preferred, the issue and delivery of the Conversion Shares or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Ancillary Agreements, except (i) such filings as shall have been made prior to and shall be effective on and as of the Closing and (ii) if required, qualifications or filings under the Securities Act and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law. Assuming the accuracy of the representations and warranties made by the Series A Investor in Section 4 of this Agreement, the offer and sale of the Series A Preferred to each of the Investors will be in compliance with applicable Federal and state securities laws.

                  3.9 Litigation. Except as set forth on Schedule 3.9, there is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, or the Ancillary Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened against the Company (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.10 Absence of Liabilities. Except as set forth on Schedule 3.10, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business that individually or in the aggregate are not material to the financial condition or operating results of the Company, and (ii) obligations not required under generally accepted accounting principles to be reflected in its financial statements.

                  3.11 Taxes. Except as set forth on Schedule 3.11, the Company owes no taxes (including payroll taxes) as of the date of the most recent balance sheet provided to the Series A Investor. The Company has timely filed or has obtained presently effective

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         extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened.

                  3.12 Property and Assets. The Company has good and marketable title to all of its material properties and assets, except those disposed of in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                  3.13 Intellectual Property. Set forth on Schedule 3.13 is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently owned or held by the Company or necessary for the conduct of the Company's business as conducted and as currently proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (the "Intellectual Property Rights"). The Company owns, or has the right to use, free and clear of all liens, charges, claims and restrictions, under the agreements and upon the terms described in Schedule 3.13, all of the Intellectual Property Rights. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. Except as set forth on Schedule 3.13, the Company has not received any communications alleging that the Company has violated or, by conducting its business as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity ("Third-Party Intellectual Property Rights"), and to the best of the Company's knowledge, the business proposed by the Company will not cause the Company to infringe or violate any Third Party Intellectual Property Rights. The Company is not aware of any violation by any third party of any Intellectual Property Rights of the Company or of any defects therein or in the title thereto. The Company is not aware that any officer, employee or director is obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with:
         (i) the performance of such person's duties as an officer, employee or director of the Company; (ii) the use of such person's best efforts to promote the interests of the Company; or (iii) the Company's business as conducted or proposed to be conducted. No person or entity (including, without limitation, any prior employer of any employee of the Company) has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company by any employee pursuant to

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         the Nondisclosure Agreement (in the form attached hereto as Exhibit B)
         executed by such employee, or otherwise.

                  3.14 Insurance. The Company will maintain valid policies for workers' compensation insurance and insurance related to its properties and business of the kinds and in the amounts customary for the type of business engaged in by the Company.

                  3.15 Material Contracts and Obligations. Schedule 3.15 sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound, including without limitation (i) each agreement which requires future expenditures by the Company in excess of $50,000; (ii) all material employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements;
         (iii) any material agreement to which any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the Securities Act), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity; and (iv) any agreement relating to the Intellectual Property Rights. The Company has delivered to the Series A Investor copies of such of the foregoing agreements as such Investor has requested. All of such agreements and contracts are valid, binding and in full force and effect.

                  3.16 Debts Owed by Company. Except as set forth on Schedule 3.16, the Company does not owe any debt, including any outstanding interest, to any members of management, principals, founders, or key employees of the Company, other than that debt occurring in the ordinary course of business.

                  3.17 Compliance. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material franchises, permits and licenses and any similar authority for the conduct of its business now being conducted by it. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best knowledge of the Company, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, that materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. No employee of the Company is in violation of any contract or covenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

                  3.18 Employees. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble (including, without limitation, any organizational drive) pending or, to the knowledge of the Company,

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         threatened with respect to the Company. Except as set forth on Schedule
         3.18, no employee has any agreement or contract, written or verbal, regarding his employment. Except as set forth on Schedule 3.18, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement.

                  3.19 Nondisclosure Agreements. Each current employee, officer and consultant of the Company has executed a Nondisclosure Agreement in the form of Exhibit B attached hereto, and all of such agreements are in full force and effect.

                  3.20 Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, repurchases and cancellations of shares of capital stock of the Company, and, to the knowledge of the Company, all transfers of shares of capital stock of the Company.

                  3.21 Offering Valid. Assuming the accuracy of the representations and warranties of the Series A Investor contained in
         Section 4 hereof, the offer, sale and issuance of the Series A Preferred and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent acting on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Series A Preferred to any person or persons so as to bring the sale of such Series A Preferred by the Company within the registration provisions of the Securities Act or any state securities laws.

                  3.22 Tax Elections. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an "S" corporation or a collapsible corporation pursuant to
         Section 341(f) or Section 1362(a) of the Code.

                  3.23 Disclosures. The Company has provided the Series A Investor with all information requested by the Series A Investor in connection with its decision to purchase the Series A Preferred, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the Exhibits hereto, the Ancillary Agreements nor any other document delivered by the Company to the Series A Investor or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding the foregoing, the Business Plan provided to the Series A Investor was prepared by the management of the Company in a good faith effort to describe the Company's presently proposed business and products and

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         the markets therefore. The assumptions applied in preparing the
         Business Plan appeared reasonable to management as of the date thereof and as of the date hereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives set forth in the Business Plan will be achieved. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the Exhibits hereto, the Ancillary Agreements or in other documents delivered to the Series A Investor or its attorneys or agents in connection herewith.

         4. Representations of the Series A Investor. The Series A Investor represents and warrants to the Company as follows:

                  4.1 Investment. The Series A Investor is acquiring the Series A Preferred and the Conversion Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Series A Investor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

                  4.2 Authority. The Series A Investor has full power and authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms and to consummate the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements have been duly executed and delivered by the Series A Investor and constitute valid and binding obligations of such Investor enforceable in accordance with their respective terms.

                  4.3 Experience. The Series A Investor has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel. The officers of the Company have made available to such Investor any and all written information that such Investor has requested and have answered to such Investor's satisfaction all inquiries made by such Investor. The Series A Investor has adequate net worth and means of providing for its current needs and contingencies to sustain a complete loss of its investment in the Company. The Series A Investor's overall commitment to investments which are not readily marketable is not disproportionate to its net worth and such Investor's investment in the Series A Preferred will not cause such overall commitment to become excessive.

                  4.4 Accredited Investor. The Series A Investor is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.

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         5.       Conditions to the Obligations of the Investor. The obligation of the Series A Investor to purchase the Series A Preferred at the Closing is subject to the fulfillment, or the waiver by such Investor, of the following conditions on or before the Closing Date:

                  5.1 Accuracy of Representations and Warranties. Each representation and warranty contained in Section 3 shall be true and complete on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

                  5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

                  5.3 Filing of Restated Certificate of Incorporation. The Restated Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

                  5.4 Corporate Documents. The Company shall have delivered to the Series A Investor or its counsel, copies of all corporate documents of the Company as such Investor shall have reasonably requested.

                  5.5 Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Series A Preferred shall have been duly authorized and reserved for issuance upon such conversion.

                  5.6 Blue Sky Approvals. The Company shall have taken all actions necessary to obtain an exemption from the state securities laws of the State of Maryland on or before the Closing Date, or at such time thereafter as may be required by the applicable statute.

                  5.7 Certificates and Documents. The Company shall have delivered to the Series A Investor:

                      (a) The Restated Certificate of Incorporation of the Company, as in effect prior to the Closing, certified by the Secretary of State of the State of Delaware;

                      (b) Bylaws of the Company certified by its Secretary or Assistant Secretary as being in effect as of the Closing Date; and

                      (c) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

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                  5.8 Due Diligence. The Series A Investor shall have completed, to its satisfaction, its due diligence review of the Company.

                  5.9 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Series A Investor and to its counsel, and the Series A Investor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         6. Conditions to the Obligations of the Company. The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

                  6.1 Accuracy of Representations and Warranties. Each representation and warranty contained in Section 4 shall be true and complete on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

                  6.2 Purchase Price. The Series A Investor shall have delivered the aggregate purchase price of $500,000 to the Company in accordance with Section 2 hereof.

                  6.3 Blue Sky Approvals. The Company shall have obtained all necessary Blue Sky Law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series A Preferred and the Conversion Shares.

         7.       Execution of Ancillary Agreements.

                  7.1 Investor Rights Agreement. The Company shall execute and deliver an Investor Rights Agreement to the Series A Investor and certain other parties thereto within thirty (30) days of the Closing Date of this transaction. Such Agreement shall provide, at a minimum, incidental or "piggyback" registration rights to the Series A Investor.

                  7.2 Right of First Refusal and Co-Sale Agreement. The Company shall execute and deliver a Right of First Refusal and Co-Sale Agreement to the Series A Investor and certain other parties thereto within thirty (30) days of the Closing Date of this transaction. The Series A Investor shall provide a right of first refusal with respect to the Series A Preferred purchased hereunder to certain parties pursuant to such Agreement.

         8.       Restrictions on Transfer.

                  8.1 The Series A Investor agrees not to make any disposition of all or any portion of the Series A Preferred unless and until:

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                      (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (b) the Series A Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act of 1933, as amended (the "Securities Act"). It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                  8.2 Notwithstanding the provisions of Section 8.1, no such registration statement or opinion of counsel shall be necessary for a transfer by the Series A Investor to (i) any member of the family of the Series A Investor; (ii) a trust for the benefit of any such family member; or (iii) a partnership whose sole partners are the Series A Investor and/or any member of the family of the Series A Investor; provided that in each case the transferee will be subject to the terms of this Agreement and to the ancillary agreements described in Section 7 to the same extent as if he were the Series A Investor.

                  8.3 Each certificate representing the Series A Preferred shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  8.4 The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  8.5 Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         9. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

         10. Confidentiality. The Series A Investor agrees that it will keep confidential and will not use, disclose or divulge, for any purpose other than to monitor such Investor's investment in the Company, any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public other than as a result of a disclosure by such Investor; provided, however, that the Series A Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, or (ii) to any affiliate of such Investor or to a partner, shareholder or subsidiary of such Investor.

         11. Survival of Representations and Warranties. The representations, warranties and agreements made herein shall survive the closing of the transactions contemplated hereby until the effective date of any registration statement covering a public offering of securities of the Company under the Securities Act of 1933, as amended. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         12. Expenses. The Company shall pay all reasonable and customary closing costs, attorney's fees and recording fees related to this transaction.

         13. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

             If to the Company:

                             InPhonic.com, Inc.
                             1101 30/th/ Street, N.W.
                             Suite 500
                             Washington, DC 20007
                             FAX:
                             Attention: Chief Executive Officer

or at such other address or addresses as may have been furnished in writing by the Company to the Series A Investor,

             with a copy to:

                             Ned Martin, Esq.
                             Piper Marbury Rudnick & Wolfe LLP
                             1200 19/th/ Street, N.W.

                                     Washington, D.C. 20036
                                     FAX:

                  If to the Series A Investor, at the address for the Series A Investor set forth on the counterpart signature page hereto, or at such other address or addresses as may have been furnished in writing to the Company by such Investor.

                  Notices provided in accordance with this Section 13 shall be deemed delivered upon personal delivery or three business days after deposit in the mail.

            14. Brokers. The Company is not subject to an existing agreement with any finder and no fees will be paid by the Company to any such finder in regard to the transaction contemplated by this Agreement. The Series A Investor is not responsible for the payment of any finder's fees in connection with the transaction contemplated herein. The Company will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

            15. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            16. Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Series A Investor. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each holder of any shares of the Series A Preferred or the Conversion Shares, and each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            17. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

            18. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

            19. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the choice of law or conflicts of law provisions thereof.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                            INPHONIC. COM, INC.


                                            By: /s/ David Steinberg
                                                ________________________
                                            Name: David Steinberg
                                            Title:  President and CEO

                      [Counterpart Signature Page Follows]

                               INPHONIC.COM, INC.


             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                        By:   /s/ John M. LaPides
                                              _________________________________
                                        Name: John M. LaPides, an individual

                                        Address:

                                              _________________________________
                                              _________________________________
                                              _________________________________

                                        Telephone No.  ________________________
                                        Telecopier No. ________________________

Counterpart Signature Page to
InPhonic.com, Inc. Series A Convertible Preferred Stock Purchase Agreement